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                           SUPPLEMENT TO PROSPECTUS OF
                            MERRIMAN INVESTMENT TRUST
                 ASSET ALLOCATION AND CAPITAL APPRECIATION FUNDS

1.   MERRIMAN ASSET ALLOCATION FUND - PROPOSED FUND REORGANIZATION

     On May 23, 2001, the Board of Trustees of the Merriman Investment Trust (the "Trust") approved a proposal to reorganize the Merriman Asset Allocation Fund ("Asset Allocation") into the Merriman Growth & Income Fund ("Growth & Income"). If the shareholders of Asset Allocation approve the proposal, all of the assets of Asset Allocation will be transferred to Growth & Income, all of the Asset Allocation shares will be cancelled and shareholders of Asset Allocation will in exchange receive shares of Growth & Income having an aggregate net asset value equal to the aggregate net asset value of the cancelled Asset Allocation shares. Asset Allocation shareholders of record as of July 13, 2001, will be mailed information detailing the proposal on or about July 27, 2001, and are scheduled to vote on the proposal at a special meeting of shareholders to be held on September 14, 2001. If approved, the reorganization is proposed to take place on or about September 30, 2001. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders.

2.   MERRIMAN CAPITAL APPRECIATION FUND - PROPOSED FUND REORGANIZATION

     On May 23, 2001, the Board of Trustees of the Trust approved a proposal to reorganize the Merriman Capital Appreciation Fund ("Capital Appreciation") into the Merriman Leveraged Growth Fund ("Leveraged Growth"). If the shareholders of Capital Appreciation approve the proposal, all of the assets of Capital Appreciation will be transferred to Leveraged Growth, all of the shares of Capital Appreciation will be cancelled and shareholders of Capital Appreciation will in exchange receive shares of Leveraged Growth having an aggregate net asset value equal to the aggregate net asset value of the cancelled Capital Appreciation shares. Capital Appreciation shareholders of record as of July 13, 2001, will be mailed information detailing the proposal on or about July 27, 2001, and are scheduled to vote on the proposal at a special meeting of shareholders to be held on September 14, 2001. If approved, the reorganization is proposed to take place on or about September 30, 2001. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders.


May 24, 2001








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